Employee Benefit Plans	12 Months Ended
Dec. 31, 2019
Employee Benefit Plans
Employee Benefit Plans

18. Employee Benefit Plans

401(k) Plan

The Hycroft Mining Corporation 401(k) Plan (the “401(k) Plan”) is a defined contribution plan that is available to all employees of the Company  upon their date of hire and is sponsored  by the Company.  The 401(k) Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, and Section 401(k) of the IRC. Administrative fees of the 401(k) Plan are paid by the Company.

Participants in the 401(k) Plan exercise control and direct the investment of their contributions and account balances among various investment alternatives.  The Company  matches a percentage of employee deferrals to the 401(k) Plan up to certain limits. For the year ended December 31, 2019 and 2018, the Company’s matching contributions totaled $0.5 million and $0.2 million, respectively.